UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2026
___________________________
General Mills, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (763) 764-7600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
1.500% Notes due 2027	GIS 27	New York Stock Exchange
3.907% Notes due 2029	GIS 29	New York Stock Exchange
3.650% Notes due 2030	GIS 30A	New York Stock Exchange
3.600% Notes due 2032	GIS 32	New York Stock Exchange
3.850% Notes due 2034	GIS 34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On April 9, 2026, General Mills, Inc. (the “Company”) agreed to sell €1,000,000,000 aggregate principal amount of its 4.750% Series A fixed-to-fixed reset rate junior subordinated notes due 2056 (the “Series A Notes”) and €700,000,000 aggregate principal amount of its 5.250% Series B fixed-to-fixed reset rate junior subordinated notes due 2056 (the “Series B Notes,” and together with the Series A Notes, the “Notes”) pursuant to the Underwriting Agreement, dated April 9, 2026 (the “Underwriting Agreement”), among the Company and Barclays Bank PLC, Deutsche Bank AG, London Branch, Citigroup Global Markets Limited, and J.P. Morgan Securities plc and the several underwriters named therein. The Notes will be issued pursuant to that certain Indenture, dated as of February 1, 1996 (as amended, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee, and the Officers’ Certificate and Authentication Order, dated April 16, 2026 (the “Officers’ Certificate”), pursuant to Sections 201, 301 and 303 of the Indenture. The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (No. 333-283277). The sale of the Notes is expected to close on April 16, 2026, subject to customary closing conditions.
The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Officers’ Certificates, the opinion of Faegre Drinker Biddle & Reath LLP with respect to the validity of the Notes and the opinion of McDermott Will & Schulte LLP with respect to certain tax matters.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

1
Underwriting Agreement, dated April 9, 2026, by and among the Company and each of Barclays Bank PLC, Deutsche Bank AG, London Branch, Citigroup Global Markets Limited, and J.P. Morgan Securities plc and the several underwriters named therein.

4.1
Officers’ Certificate and Authentication Order, dated April 16, 2026 for the 4.750% Series A Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056 (which includes the form of Note) issued pursuant to the Indenture.

4.2
Officers’ Certificate and Authentication Order, dated April 16, 2026 for the 5.250% Series B Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056 (which includes the form of Note) issued pursuant to the Indenture.

5	Opinion of Faegre Drinker Biddle & Reath LLP.
8	Opinion of McDermott Will & Schulte LLP.
23.1	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5).
23.2	Consent of McDermott Will & Schulte LLP (included in Exhibit 8).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 16, 2026

GENERAL MILLS, INC.

By:	/s/ Kofi A. Bruce
Name:	Kofi A. Bruce
Title:	Chief Financial Officer